                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 31, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   VIVUS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         0-23490                           94-3136179
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                              545 MIDDLEFIELD ROAD
                                    SUITE 200
                          MENLO PARK, CALIFORNIA 94025
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 325-5511

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

THE PURPOSE OF THIS AMENDMENT IS TO INCLUDE THE REVISED VERSION OF THE DISTRIBUTION AGREEMENT WITHOUT THE OMITTED PORTIONS FOR WHICH CONFIDENTIAL TREATMENT WAS GRANTED BY THE COMMISSION ON JUNE 21, 1996.

Item 5.           Other Events.

         On May 29, 1996, VIVUS International Limited, a company organized under the laws of Bermuda, and a wholly-owned subsidiary of VIVUS, INC. (the "Registrant") entered into a distribution agreement with Astra AB, a company organized under the laws of Sweden ("Astra") pursuant to which Astra will distribute the Registrant's products in Europe, South America, Central America, Australia and New Zealand (the "Agreement"). As consideration for the execution of the Agreement, Astra will pay the Registrant $10 million in June 1996, and the Registrant will be paid up to an additional $20 million in the event it achieves certain milestones. Pursuant to the terms of the Agreement, the Registrant and Astra will jointly build a specialty sales organization within Astra called "ASTRA/VIVUS" to promote the products in certain European markets, including the United Kingdom, France and Germany. Astra has agreed to purchase products from the Registrant for resale into the above mentioned markets.*

- -------------------
         * Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on May 31, 1996, and a revised request for confidential treatment filed with the Commission on June 12, 1996. The portions of the exhibit for which confidential treatment has been granted have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 1996

                                       VIVUS, INC.

                                       By: /s/ Leland F. Wilson
                                           --------------------
                                       Leland F. Wilson
                                       President and Chief Executive Officer

                                INDEX TO EXHIBITS

                                  EXHIBIT                                             PAGE
                                  -------                                             ----

10.24            The Distribution Agreement made as of May 29, 1996                     5
                 between the Registrant and Astra.*



- ----------------------
         * Confidential treatment requested pursuant to a request for confidential treatment filed with the Commission on May 31, 1996, and a revised request for confidential treatment filed with the Commission on June 12, 1996. The portions of the exhibit for which confidential treatment has been granted have been omitted from the exhibit. The omitted information has been filed separately with the Commission as part of the confidential treatment request.